Exhibit 99.1

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[LOGO]

Bear Stearns
16th Annual Technology Conference
June 8, 2005

Safe Harbor Provision

During the course of this presentation, we will make projections or other forward-looking statements regarding future events or the future financial performance of the Company.  We wish to caution you that such statements reflect only our current expectations, and that actual events or results may differ materially.

We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent S-3 Registration Statement and Form 10-K.  Such documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements.  We undertake no obligation to update such projections or such forward-looking statements in the future.

Company Overview

TTM is a leading provider of time-critical and technologically complex printed circuit boards to the world’s leading electronic equipment designers and manufacturers

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•                  “Pure Play” printed circuit board (PCB) manufacturer

•                  Focused on time (24 hrs to 10 days) & technology service segments

•                  Three integrated, mission-focused production facilities:

•                  Santa Ana, CA

•                  Redmond, WA

•                  Chippewa Falls, WI

•                  $58.9 million in 1Q 2005 sales

•                  1,736 employees

Industry Dynamics and Key Success Factors

Current Industry Dynamics	Key Success Factors

• Continued outlook for relatively stable industry conditions	• Capacity in place for complex products and short lead times

• High volume, low-mix, low-technology production transitioning to Asia	• Focus on quick-turn, high-mix and technology limits foreign competition

• Significant consolidation of North American capacity	• Well-capitalized firms with targeted strategy gaining share

TTM is Positioned to Capitalize on Industry Trends

PCB Competitive Landscape

	High (> 1,000)	• PCs • Computer peripherals • Automotive • Consumer electronics	• Cell phones • Advanced PDAs • Power supplies	• Limited product application

Panel Volume (lots)	Medium (100 < 1,000)	• PCs • Computer peripherals	• Low-end servers • High-end computers	• High-end servers • Telecom infrastructure • High-end networking	TTM focus

	Low (< 100)	• Misc. industrial equipment • Low-end aerospace/defense	• Semicap equipment • Medical equipment • Aerospace/defense • Instrumentation • Industrial equipment	• Specialized communications • High-end aerospace/defense

Quick-Turn

		0-8 layers,	9-15 layers,	16+ layers,
		standard materials	standard materials	exotic materials

Technology Level

North American PCB Market Overview

•                  $5.7 billion North American PCB market in 2004

•                  Total number of PCB manufacturers has been reduced by approximately 50%

•                  950 companies in 1992 to fewer than 500 in 2004

•                  30 – 40% of PCB capacity has been removed since 2000 peak

•                  Only 7 PCB fabricators with greater than $100 million in 2004 revenue

“Pure Play” Independent	Conglomerates	Integrated EMS
• TTM	• Tyco	• DDi
• Merix		• EIT
• Photocircuits		• Sanmina-SCI

TTM Benefiting from Ongoing Industry Consolidation

Source:   Henderson Ventures; N.T. Information Ltd. (Dr. Hayao Nakahara).  Excludes companies focused on flex circuits.

TTM’s Strategy

Industry Leading Execution and Financial Results

Strong Long-Term Outlook

Technology

•             High performance, technologically complex PCBs

•             Advanced manufacturing processes & technology expertise

•             Industry leading avg. layer count of 20+ at Chippewa Falls facility

Customers / End Markets

•             Diverse base of industry leading customers

•             Early access to emerging customers and niche end-markets

•             Global sales reach

Time

•             Dedicated ultra-short lead time capability (<24 hours available)

•             Dedicated, highly flexible, ramp-to-volume production in <10 days

•             High-mix complex technology production with standard delivery

Financial Strength

•             Focus on operational excellence

•             Superior asset management and strong balance sheet

•             Successful integration of opportunistic acquisitions

Facility Specialization Strategy

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Mission-Focused Facilities – Speed, Flexibility and Technology

Price by Delivery Time

Quick-Turn Revenue

(10 days or less)

• ~20%  2004

• ~21%  1Q 2005

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Quick-Turn Service Allows Premium Pricing

Revenue By Layer Count

Percentage of Revenue

Avg. Layer Count

1Q 2005 = 16.1
2000 = 8.3

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Continuing to Upgrade Technological Capabilities

Customer Concentration

Percentage of Revenue

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Increased Exposure to End Market Leaders

* Pro forma for the acquisition of Power Circuits, which occurred in July 1999.

Revenue Chain

1Q 2005 - % of total production revenues

	End Markets			Customers	Channel		TTM Technologies

				Top OEM	EMS
Enterprise I/T			52%	Customers	Providers	- 70%
				• Cisco	• Benchmark
	High-End	Networking/		• General Electric	• Celestica
	Computing	Comms		• Hewlett-Packard	• Jabil
	26%	49%		• IBM	• Plexus
Telecom Service Provider			23%	• Juniper	• Solectron
					• Others

				Top 5 = 59%	Shipped OEM-direct
				Top 10 = 68%	30%
Other End Markets	Indust./Med. - 14%		25%

	Peripherals - 5%

	Handheld/Other - 6%

Enterprise IT Spending Primary End Market Driver

Key Customers by End Market

Percentage of Revenue by End Market – 1Q 2005

Networking & Communications	49%	[LOGO]

High-End Computing	26%	[LOGO]

Industrial & Medical	14%	[LOGO]

Computer Peripherals	5%	[LOGO]

Handheld & Other	6%	[LOGO]

Leading Positions with Industry Leaders. . .
Approximately 550 Active Customers